UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2016

American Realty Capital Global Trust II, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	333-196549	35-2506937
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 26, 2016, Stanley R. Perla resigned from his roles as chair of the audit committee and a member of the board of directors (the “Board”) of American Realty Capital Global Trust II, Inc. (the “Company”), effective as of that same date. Mr. Perla did not resign pursuant to any disagreement with the Company.

Simultaneously with Mr. Perla’s resignation, the Board appointed Lee M. Elman, currently a member of the Board’s audit committee, to serve as the audit committee chair, effective as of that same date. The Board has determined that Mr. Elman qualifies as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Realty Capital Global Trust II, Inc.

Date: February 1, 2016	By:	/s/ Scott J. Bowman
Name: Scott J. Bowman Title: Chief Executive Officer